Exhibit 99.1

2008 Annual Shareholders’ Meeting July 2, 2008

2 Forward Looking Statement This presentation contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Examples of such forward-looking statements include statements concerning the safety and efficacy of the company’s product candidates, target dates for completing the company’s ongoing preclinical studies and clinical trials and the therapeutic potential of Tß4 for dermal, ophthalmic, cardiovascular and neurovascular wounds. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that the company’s product candidates may not demonstrate safety and/or efficacy in clinical trials and such other risks described in the company’s annual report on Form 10-K, for the year ended December 31, 2007, as amended, its quarterly report on Form 10-Q for the period ended March 31, 2008, and other filings the company makes with the SEC. Any forward-looking statements are made pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, speak only as of the date made. The company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

3 To develop and commercialize novel pharmaceutical products that prevent or repair tissue and organ damage caused by disease, trauma, or other pathology. Our Mission

4 Company Background Unique peptide company addressing large markets and orphan indications having unmet medical needs - RGN-137 - Topical gel - RGN-259 - Sterile eye drop - RGN-352 - Parenteral (injectable) Robust clinical program - Three Phase II dermal trials underway - Phase II ophthalmic trial underway - Phase I safety trial for parenteral administration to support Phase II acute myocardial infarction (heart attack) trial underway Clinical programs supported by statistically significant in vivo data, published in peer-reviewed journals by independent research institutions RegeneRx has worldwide commercialization rights to Thymosin beta 4 - Licensed certain exclusive rights to Defiante Farmaceutica (Sigma-Tau) in Europe - Is evaluating partnering strategy for each indication Outsourcing business model allows for creation of value in a cost-effective manner

Management

- Dr. Allan Goldstein – Chairman & Chief Scientific Advisor
  - Founder of RegeneRx, Discoverer of Tα1 and Tβ4
  - Chairman of Biochemistry and Molecular Biology, George Washington Univ School of Medicine
  - Author of over 400 scientific articles; inventor of more than 25 U.S. Patents
- J.J. Finkelstein – President & CEO
  - Former President and CEO, Cryomedical Sciences, Inc., Vice Chairman of the Board of Directors, MdBio, Inc.
  - 26 years senior management experience in biotechnology industry
  - Brought several medical products through FDA and to the market
- C. Neil Lyons, C.P.A. – Chief Financial Officer
  - Practiced public accounting with Deloitte for over 10 years
  - Senior financial executive with HFS, Inc. (major defense contractor), Bell Atlantic, and SkyBridge, LP, (an international satellite broadband startup that raised $400 million in equity)
  - Accomplished in financial management, SEC regulations and corporate strategy
- David Crockford – Vice President, Clinical & Regulatory Affairs
  - 26 years global regulatory and clinical affairs experience in pharmaceutical industry
  - Responsible for obtaining marketing approval for 18 drug products and 17 *in vitro* diagnostic tests
  - Negotiated corporate partnerships and licensing agreements with major pharmaceutical firms

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6 Scientific Advisory Board Allan Goldstein, PhD – Chairman & Chief Scientific Advisor - Professor and Chair, Dept of Biochemistry and Molecular Bio, GWU Med School, Washington, DC Herve Byron, MD, MSc - Ophthalmologist in private practice, editorial board of several medical journals specializing in ophthalmology, New York, NY Paolo Carminati, PhD - Director of R&D at Sigma-Tau Group, Rome, Italy President of Sigma-Tau Research Inc, expertise in management of drug development Jo-David Fine, MD, MPH - Professor of Medicine, Division of Dermatology, Vanderbilt Univ Medical Center; specialist in Epidermolysis Bullosa, Nashville, TN Hynda Kleinman, PhD - Former Chief of the Cell Biology Section at the National Institute of Dental and Craniofacial Research, one of the National Institutes of Health in Bethesda Maryland. Gabriel Sosne, MD - Assistant Professor, Department of Ophthalmology, Department of Anatomy and Cell Biology, The Wayne State Univ. School of Medicine and Kresge Eye Institute, Detroit, MI

7 2007-2008 Highlights Received two INDs to begin a Phase II ophthalmic wound healing clinical trial and a Phase IA parenteral (injectable) clinical trial, both of which are enrolling patients Implemented numeric naming for our current drug products to differentiate between formulations and create a unique identity for each product. RegeneRx’s topical gel is now known as RGN-137, our ophthalmic eye drop is RGN-259, and our parenteral (injectable) formulation is RGN-352. Received additional patents for Tß4 and submission of several new patent applications Received two $100,000 grants from the State of Maryland to support cardiovascular research project at the University of Maryland Closed a $5 million private placement with Sigma-Tau affiliates including a repurchase option for the 5 million shares expiring December 2010. Retained a business development consultant to head product licensing meetings and ongoing discussions

8 2007-2008 Highlights Numerous papers published on basic research and therapeutic potential of Tß4: – most notable was the cardiovascular research presented at an American Heart Association meeting in November highlighting Tß4’s cardio-protective capabilities in an ischemia-reperfusion pig model, followed by a publication in the scientific journal, Circulation – Other scientific papers were published in Nature, Experimental Eye Research, Journal of Cellular Physiology, Protein Expression and Purification, and Annals of the New York Academy of Sciences. – Pubmed search: 53 publications, 26 in the Annals of N.Y. Academy of Sciences Research presentations on Tß4 were also made during 2007 at: – National Heart, Lung, and Blood Institute’s “Symposium on Cardiovascular Regenerative Medicine” – the “20th Annual Symposium on Advanced Wound Care” – the “Association for Research in Vision and Ophthalmology” and – “Thymosins in Health and Disease” Continue to collaborate with numerous research institutions, the data from which may support our ongoing clinical efforts and may provide additional information for new uses for our drug candidates.

9 2007-2008 Highlights RegeneRx executives gave corporate presentations at numerous industry and investment banking venues in 2007, including: – BIO 2007 Investor Forum – BIO 2007 Business Forum – 20th Annual Symposium on Advanced Wound Care – First Annual Symposium on Thymosins in Health and Disease – Rodman & Renshaw Investor Conference – American Stock Exchange First Annual Healthcare Investor Conference – BIO 2008 Annual Conference RegeneRx has met with numerous biotech and pharma companies at BIO 2007, BIO Windhover, the Licensing Executive Society’s 2007 Annual Meeting and recently at BIO 2008.

Research and Development Collaborations

18 Active Research Collaborations, Others in Discussion

Midwest Hospital Center (DM)	Neurologic and stroke
European Research Center (EG)	Neurologic and stroke
U.S. Military (JG)	Ophthalmic repair
European University	Stem cell – cardiovascular
European Research Center (LP)	Renal Organogenesis
Midwest University Medical School (ST)	Cytoskeletal research
Midwest Medical School (TK)	Stem Cell – cardiovascular
European University (FP)	Stem Cell – cardiovascular
MidAtlantic University (Pos)	Stem Cell – cardiovascular
Southern University Medical Center (SF)	Renal Disease
Mid Atlantic University (PE)	Dermal scarring
West Coast University (KC)	Stem Cell – cardiovascular
University of Maryland – Baltimore	Cardiovascular Reperfusion Injury
Midwest University Medical School (GS)	Ophthalmic mechanisms of repair
Mexico Dermal Company	Cosmeceuticals
Southwestern University Medical School (AF)	Renal fibrosis
Southwestern University Medical Center (HY)	Burns
Government Institute (MB)	Pulmonary Arterial Hypertension

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RegeneRx Technology Platform

Thymosin Beta 4 (Tβ4)

- Naturally occurring, conserved molecule (identical across all species), found in every cell except red blood cells - highest concentration in blood platelets
- Key Actin regulator in mammals:
  - Actin plays central role in cell structure and movement of cells throughout the body
  - Vital for the healing of injured or damaged tissue
- Promotes endothelial cell migration and angiogenesis (new capillary growth)
- Induces collagen deposition and production of laminin-5, an adhesive protein


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- Prevents apoptosis (programmed cell death) in cornea and myocardium
- Reduces inflammation by down-regulating specific inflammatory molecules
- Stimulates adult myocardial stem cells to differentiate (Nature, Jan 2007)
- Active topically and systemically, well tolerated with no toxicity

Tβ4 is Naturally-occurring with Multiple Biological Activities

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12 Product Formulations and Targets Multiple Formulations = Multiple Opportunities • Vitrectomy • Sjögren’s Dry Eye • Corneal Surgery • Recurrent Corneal Erosions • Acute M.I. • Ischemic Stroke • Crohn’s • EB • Ulcerative Colitis • Ischemic Renal Disease • Venous Statis Ulcers • EB • Diabetic Ulcers • Pressure Ulcers • Burns Topical Gel Sterile Eye Drop Parenteral Delivery

13 Clinical Pipeline RGN Is Sponsoring 5 Clinical Trials for Multiple Indications Indications Preclinical Phase I Phase II Enrollment targeted Pressure Ulcers (72 patients) Venous Stasis Ulcers (72 patients) Epidermolysis Bullosa (36 patients) Corneal Wound Healing associated with diabetic vitrectomy surgery (48 patients) Acute Myocardial Infarction (40 patients) RGN-137 Dermal RGN-352 Cardio July 2008 RGN-259 Ophth July 2008 1st Half 2009 Q4 2008 Ph. IA – July 2008 Ph. IB – Q4 2008

14 Clinical Overview – RGN-137 (Dermal) Phase I dermal safety – no dose-limiting AEs – 15 healthy volunteers Phase II Recurrent Pressure Ulcers – 72–patient trial ongoing – currently enrolling patients, up to 20 U.S. sites – Randomized, double-blind, placebo-controlled, dose-escalation, 84–day treatment period – Target enrollment completion: July 2008 – Target data: Q4 2008 Phase II Venous Stasis Ulcers – 72-patient trial ongoing – currently enrolling patients,10 European sites – Randomized, double-blind, placebo-controlled, dose-escalation, 84–day treatment period - Target enrollment completion: July 2008 – Target data: Q4 2008 Phase II Epidermolysis Bullosa (EB) partially funded by the FDA – 36-patient trial ongoing – currently enrolling patients, up to 15 U.S. sites – Randomized, double-blind, placebo-controlled, dose-escalation, 56-day treatment period – Target enrollment completion: First Half 2009 – Target data: Second Half 2009

15 Clinical Overview – RGN–259 (Ophthalmic) and RGN–352 (Parenteral) Phase II Corneal Wound Healing Post Vitrectomy – 48–patient trial – enrolling patients, 14 U.S. sites – Randomized, double–blind, placebo–controlled, dose–escalation, 14 day treatment period – Target enrollment completion: Q4 2008 Phase I – Phase IA and Phase IB – Normal healthy volunteers – 40–patient trial – Randomized, double–blind, placebo–controlled, dose response – Target enrollment completion: • IA – July 2008 • IB – Q4 2008 – Phase I designed to support safety for AMI and other parenteral indications of interest

16 IP Overview RegeneRx has strong patent portfolio addressing Tissue Protection & Repair opportunities Obtained world-wide intellectual property rights under an exclusive license from NIH in 1999 Filed over 60 patent applications worldwide related to Tß4, active fragments, compositions of matter, combinations, uses and methods of delivery Since January 2007, 23 patents have been filed and 6 were granted Issued patents expire from 2019 – 2027 Orphan drug designation for EB extends market exclusivity for seven years post FDA approval, regardless of patent expiration

17 RegeneRx Business & Partnering Strategy Outsourcing business model – adds value, cost-effective - CROs conducting Phase II dermal trials, Phase II ophthalmic trial and Phase I parenteral trial - Use outside contractors for manufacturing, formulation, tox and pk studies, etc. • Tß4, analogues and fragments manufactured by solid-phase peptide synthesis • Commercially scalable and cost effective RegeneRx strategy is to - Fully develop and commercialize RGN-137 and RGN-352 for EB topical and injectable use - Out-license rights for all other indications for development and commercialization • Ophthalmic RGN-259 • Parenteral RGN-352 • Topical RGN-137 • Device and diagnostic opportunities for all applications RegeneRx is Focused on Licensing and Partnering Strategies that Optimize Tß4 Commercialization

18 Summary Unique peptide drug candidate addresses multiple large and certain niche markets, all with unmet needs - Dermal, ophthalmic, parenteral indications (potential future myocardial infarction trial) 53+ scientific publications and presentations in peer-reviewed journals and at scientific meetings continued throughout 2007-2008 - Dermal, ophthalmic and cardiovascular indications - First porcine ischemia-reperfusion model reported RGN is sponsoring four Phase II clinical trials and one Phase I trial RGN team met with numerous biotech and pharmaceutical companies in 2007- 2008 - Discussions ongoing with numerous such companies University and Institutional collaborations greatly expand over the past year - 18 active collaborations, others in discussion - Research and development directly benefits RGN Phase II venous stasis ulcer trial should complete enrollment this month followed shortly by Phase II pressure ulcer trial - Data targeting for report in Q4 2008

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